SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 2, 2004

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                        Education Management Corporation
               (Exact Name of Registrant as Specified in Charter)

 Pennsylvania                    000-21363                   25-1119571
 (State or Other Jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)

210 Sixth Avenue, Pittsburgh, Pennsylvania                            15222
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (412) 562-0900

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits

Exhibit 99.1    Press release dated February 2, 2004.

Item 9. Regulation FD Disclosure.

On February 2, 2004, Education Management Corporation (the "Company") issued a press release announcing its financial results for the quarter ended December 31, 2004. A copy of the February 2, 2004 press release is attached hereto as an exhibit and incorporated herein by reference. The information included in the attached exhibit and contained in Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EDUCATION MANAGEMENT CORPORATION
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                                          By:    /s/ ROBERT T. MCDOWELL
                                                 Robert T. McDowell
                                                 Executive Vice President and
                                                 Chief Financial Officer

Dated: February 2, 2004
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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press release dated February 2, 2004